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                                                                   EXHIBIT 10.41

                              POLYMER GROUP, INC.

                                 $400,000,000

                     9% Senior Subordinated Notes due 2007

                              PURCHASE AGREEMENT

                                                                   June 30, 1997

CHASE SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

          Polymer Group, Inc., a Delaware corporation, proposes to issue and sell $400,000,000 aggregate principal amount of its 9% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of July 1, 1997 (the "Indenture") between the Company, the Guarantors (as defined below) and Harris Trust and Savings Bank, as trustee (the "Trustee"). The Notes will be unconditionally guaranteed on a senior subordinated basis (the "Guarantees") by each of PGI Polymer, Inc., a Delaware Corporation, PNA Corp., a North Carolina corporation, FNA Polymer Corp., a North Carolina corporation, Fabrene Group, Inc., a Canadian corporation, Fabrene Corp., a Delaware corporation, Fabrene Group, L.L.C., a Delaware limited liability company, FiberTech Group, Inc., a Delaware corporation, Technetics Group, Inc., a Delaware corporation, FiberGol Corporation, a Delaware corporation, Chicopee Holdings, Inc., a Delaware corporation, Chicopee, Inc., a Delaware corporation, and Chicopee Holdings, B.V., a Delaware corporation (collectively, the "Guarantors" and, together with the Company, the "Issuers"), pursuant to the terms of the Indenture. The Notes and the Guarantees are sometimes referred to herein together as the "Securities." The Issuers hereby confirm their agreement with Chase Securities Inc. ("CSI" or the "Initial Purchaser") concerning the purchase of the Securities by the Initial Purchaser.

          The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom. The Company has prepared a preliminary offering memorandum dated June 17, 1997 (the "Preliminary Offering Memorandum") and an offering


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                                      -2-

memorandum dated the date hereof (the "Final Offering Memorandum") setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Final Offering Memorandum will be, delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Final Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. Each of the Issuers hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Final Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 2.

          Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Notes") which are identical in all material respects to the Notes and which are unconditionally guaranteed by each of the Guarantors (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain limited circumstances, a shelf registration statement with respect to the resale of the Securities pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

          The Securities are being offered in connection with the refinancing of certain of the Company's outstanding indebtedness, consisting of (i) an offer (the "Tender Offer") to purchase all, but not less than a majority, of the Company's outstanding 121/4% Senior Notes due 2002 (the "Existing Notes"), (ii) a related solicitation of consents (the "Consent Solicitation") to modify certain terms of the indenture under which the Existing Notes were issued, (iii) the refinancing (the "Refinancing") of the outstanding indebtedness under the Company's existing credit facility and (iv) the execution by the Company of the amended credit facility (the "Amended Credit Facility"). The consummation of the Tender Offer, Consent Solicitation, the Refinancing and the execution and delivery of the Amended Credit Facility are referred to herein collectively as the "Transaction." The net proceeds from the Offering, together with borrowings under the Amended Credit Facility will be used by the Company to effect the Transaction and to pay related fees and expenses.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Final Offering Memorandum.


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          1. Representations, Warranties and Agreements of the Issuers. Each of
the Issuers represents and warrants to, and agrees with, the Initial Purchaser on and as of the date hereof and the Closing Date (as defined in Section 3) that:

          (a) The Final Offering Memorandum, as of its date, did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to information contained in or omitted from the Final Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein (the "Initial Purchaser's Information").

          (b) The Final Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act; and the Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (d) The Company and each of the Subsidiaries (as defined in paragraph
     (e) below) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the financial condition, results of operations or business prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").


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          (e) As of the dates set forth therein, the Company had the authorized, issued and outstanding capitalization as set forth in the Final Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The entities listed on Schedule I hereto are the only active subsidiaries, direct and indirect, of the Company (collectively, the "Subsidiaries"). All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party except for any such lien, charges, encumbrances, security interests and restrictions existing under or in connection with the Amended Credit Facility; and except as set forth in the Final Offering Memorandum or incorporated therein by reference, there were no material (i) options, warrants or other rights to purchase, (ii) agreements or other obligations of the Company to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding.

          (f) Each of the Issuers has all requisite corporate power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Notes (in the case of the Company) and the Guarantees endorsed on the Notes (in the case of the Guarantors) and the Amended Credit Facility (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by each of the Issuers for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers.

          (h) The Registration Rights Agreement has been duly authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) the enforce-


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                                      -5-

     ability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

          (i) The Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law.

          (j) The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (k) The Guarantees to be endorsed on the Notes have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The Exchange Notes have been duly authorized by the Company and, when executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement in exchange for the Notes, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, re-


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     organization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (m) The Guarantees to be endorsed on the Exchange Notes have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Exchange Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement in exchange for the Notes, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (n) Each Transaction Document conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

          (o) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction will not (i) conflict with or result in a breach or violation of any of the terms or the provisions of, or constitute a default under, or, with notice or lapse of time or both, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Issuers is a party or by which any of the Issuers is bound or to which any of the property or assets of any of the Issuers is subject or
     (ii) result in any violation of the provisions of (a) the charter or by-laws of any of the Issuers or (b) any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any of the Issuers or any of their properties or assets, except, in the case of clause (i) above, for any such events which would not, singularly or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Issuers to enter into each of the Transaction Documents and consummate each of the transactions contemplated thereby; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery


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                                      -7-

     and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction, except for such consents, approvals, authorizations, filings, registrations or qualifications (a) which shall have been obtained or made prior to the Closing Date, (b) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement and
     (c) which would not, singularly or in the aggregate, have a Material Adverse Effect.

          (p) Ernst & Young LLP are independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Final Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Final Offering Memorandum under the headings "Summary - Summary Historical and Pro Forma Financial Data for the Company," "Capitalization," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" is derived from the accounting records of the Company and the Subsidiaries and fairly presents the information purported to be shown thereby. The pro forma financial statements contained in the Final Offering Memorandum have been prepared on a basis consistent with the historical financial statements contained in the Final Offering Memorandum (except for the pro forma adjustments specified therein), include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to reflect the transactions described in the Final Offering Memorandum, are based on assumptions made on a reasonable basis and fairly present the historical and proposed transactions described in the Final Offering Memorandum (including the transactions contemplated by the Transaction Documents and the Transaction). The other historical financial and statistical information and data included in the Final Offering Memorandum fairly presents, in all material respects, the information purported to be shown thereby.


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                                      -8-

          (q) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect or; which could reasonably be expected to prevent or adversely affect the issuance of the Securities or challenge the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant to the Transaction and the Transaction Documents; and to the best knowledge of the Company, no such proceedings are overtly threatened by governmental authorities or threatened by others.

          (r) Neither the Company nor any of the Subsidiaries is (i) in violation of its charter or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject except for any such default which would not, singly or in the aggregate with all other such defaults, have a Material Adverse Effect or
     (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation, order, judgment or decree to which it or its property or assets may be subject.

          (s) The Company and each of the Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Final Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

          (t) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.


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          (u) The Company and each of the Subsidiaries maintain reasonably adequate insurance covering their respective properties, operations, personnel and businesses.

          (v) The Company and each of the Subsidiaries own or possess or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) materially necessary for the conduct of their respective businesses; and the Company and the Subsidiaries have not received any notice of any infringement of or claim or conflict with, any such rights of others except for any such infringement, claim or conflict which would not, singly or in the aggregate with all other such defaults, have a Material Adverse Effect.

          (w) The Company and each of the Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real property described as being owned by them in the Final Offering Memorandum, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title other than (i) liens, encumbrances and claims securing the Amended Credit Facility or (ii) liens, encumbrances, claims and defects and imperfections of title that (a) are described in the Final Offering Memorandum or (b) do not materially interfere with the use made of such property or could not reasonably be expected to have a Material Adverse Effect.

          (x) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of the Subsidiaries, or any entity that together with the Company or any Subsidiary is treated as a single employer under Section 414 (b), (c), (m) or (e) of the Code, which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of the Subsidiaries have not incurred and do not expect to incur material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of the Subsidiaries would have any liability; and each such pension


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     plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (y) Except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, (A) each of the Company and each Subsidiary is in material compliance with all applicable Environmental Laws, (B) each of the Company and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company or any Subsidiary, and (D) there are no conditions with respect to any property or operations of the Company or any Subsidiary that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or any Subsidiary.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or Canadian, Mexican, German or other applicable jurisdiction's) federal, state, provincial, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (z) No part of the proceeds of the sale of the Securities will be used for any purpose that violates the provisions or any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (aa) The statistical and market-related data included in the Final Offering Memorandum are based on or derived from sources which the Issuers believe to be reliable.

          (bb) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, none of the Issuers nor any of their respective affiliates (as defined in


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                                      -11-

     Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) ("Affiliates") has, directly or through any authorized agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act or (ii) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or has solicited offers for, or has offered and sold, the Securities in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (cc) Other than the Common Stock of the Company listed on the New York Stock Exchange under the symbol "PGH," there are no securities of any Issuer registered under the Exchange Act, listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (dd) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

          (ee) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (ff) Since the date as of which information is given in the Final Offering Memorandum, except as otherwise expressly stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the financial condition, or in the results of operations or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) neither the Company nor any Subsidiary has entered into any material transaction other than in the ordinary course of business and (iii) there has not been any change in the long-term debt of the Company and the Subsidiaries (other than borrowings under the Amended Credit Facility).

          2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the entire principal amount of Notes (including the Guarantees thereof) at a purchase price equal to 95.891% of the prin-


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                                      -12-

cipal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

          (b) The Initial Purchaser has advised the Issuers that it proposes to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Final Offering Memorandum. The Initial Purchaser represents and warrants to, and agrees with, the Issuers that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to, persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act (as such rule may be amended from time to time, "Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions in accordance with Rule 144A as described in the Final Offering Memorandum. The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuers pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Final Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(d) and (e), counsel for the Issuers and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section 2, and the Initial Purchaser hereby consents to such reliance.

          (c) The Issuers acknowledge and agree that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser.

          3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Milbank, Tweed, Hadley & McCloy, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 A.M., New York City time, on July 3, 1997, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Date.

          4. Further Agreements of the Company. Each of the Issuers agrees with the Initial Purchaser:

          (a) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Final Offering Memorandum untrue and which requires the making of any additions to or changes in the Final Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchaser promptly upon receipt of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Final Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Final Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Final Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Company after a reasonable period to review unless the Company is advised by counsel that such amendment or supplement is legally required;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchaser, any event shall occur, information shall become known or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Initial Purchaser or counsel for the Issuers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, to promptly prepare (subject to Section 4(c) above) such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities, upon request of such holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for a period of two years following the Closing Date, to furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed by any Issuer with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; provided, however, that the Issuers shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction or to subject themselves to the payment of taxes in excess of a nominal amount in any jurisdiction in which they are not so subject;

          (h) to assist the Initial Purchaser in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

          (i) not to, and to cause its Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

          (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its Affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Final Offering Memorandum;

          (k) for a period of 60 days from the date of the Final Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by any of the Issuers (other than the Securities) without the prior written consent of the Initial Purchaser other than debt incurred under the Amended Credit Facility, the Exchange Securities, any Private Exchange Securities, if any and debt incurred in the ordinary course of business;

          (l) until consummation of the Exchange Offer, without the prior written consent of the Initial Purchaser, not to, and not permit any of its Affiliates to, resell any of the Securities that have been reacquired by them, except for Securities purchased by any of the Issuers or any of their respective Affiliates and resold in a transaction registered under the Securities Act;

          (m) in connection with the offering of the Securities, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

          (n) to do and perform all things required to be done and performed by it under this Agreement and the Registration Rights Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (o) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to any Issuer, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine communications in the ordinary course of business and consistent with the past practices of such Issuer), without the prior written consent of the Initial Purchaser, unless in the judgment of such Issuer and its counsel, and after notification to the Initial Purchaser, such press release or communication is reasonably necessary or advisable; and

          (p) to apply the net proceeds from the sale of the Securities as set forth in the Final Offering Memorandum under the heading "Use of Proceeds."

          5. Conditions of Initial Purchaser's Obligations. The respective obligations of the Initial Purchaser hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of each of the Issuers contained herein, to the accuracy of the statements of each of the Issuers and their respective officers made in any certificates delivered pursuant hereto, to the performance by each of the Issuers of its respective obligations hereunder and to each of the following additional terms and conditions:

          (a) The Final Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) None of the Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Final Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the written opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the written opinion of such counsel, is material or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Final Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby and the Transaction (including any agreements or documents executed and delivered in connection therewith), shall be reasonably satisfactory in all material respects to the Initial Purchaser, and the Issuers shall have furnished to the Initial Purchaser all documents and information that they or its counsel may reasonably request to enable them to pass upon such matters.

          (d) Kirkland & Ellis shall have furnished to the Initial Purchaser their written opinion, as counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B hereto.

          (e) The Initial Purchaser shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Initial Purchaser a letter (the "Initial Letter") of Ernst & Young LLP, addressed to the Initial Purchaser and dated the date hereof, in form and substance previously approved by the Initial Purchaser and counsel for the Initial Purchaser.

          (g) The Company shall have furnished to the Initial Purchaser a letter (the "Bring-Down Letter") of Ernst & Young LLP, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser.

          (h) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (A) such officers have carefully examined the Final Offering Memorandum and (B) as of the Closing Date, the representations and warranties of such Issuer in this Agreement are true and correct in all material respects, such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Final Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company and the Subsidiaries, taken as a whole, except as expressly set forth in the Final Offering Memorandum.

          (i) The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuers.

          (j) The Indenture shall have been duly executed and delivered by each of Issuers and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee and the Guaranty of each Guarantor shall have been duly endorsed thereon.

          (k) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

          (l)  If any event shall have occurred that requires the Issuers under
     Section 4(d) to prepare an amendment or supplement to the Final Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser reasonably in advance of the Closing Date.

          (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchaser would materially and adversely impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

          (n) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Final Offering Memorandum (exclusive of any amendment or supplement thereto), other than as contemplated by the Transaction and expressly described in the Final Offering Memorandum, there shall not have been any decrease in the capital stock or increase in the long-term debt (other than borrowings under the Amended Credit Facility) or any change, or any development involving a prospective change, in or affecting the financial condition, results of operations or business prospects of the Company and the Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

          (o) No action shall have been taken by and no statute, rule, regulation or order shall have been enacted, adopted or issued by, any governmental agency or body which would, as of the Closing Date, prevent the issuance, sale or resale of the Securities in the manner contemplated by the Final Offering Memorandum; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance, sale or resale of the Securities in the manner contemplated by the Final Offering Memorandum.

          (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities or preferred stock.

          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or
     (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of clauses (iii) and (iv), is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Final Offering Memorandum (exclusive of any amendment or supplement thereto).

          (r) Each of the components of the Transaction shall have been consummated on the Closing Date.

          (s) The Company shall have entered into the Amended Credit Facility and the Initial Purchaser shall have received a conformed copy thereof.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

          6. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(m), (n), (o), (p) or (q) shall have occurred and be continuing.

          7. Reimbursement of Initial Purchaser's Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 (except in the case of a failure of the Condition specified in Section 5(q)), (b) the Issuers shall fail to tender the Securities for delivery to the Initial Purchaser for any reason permitted under this Agreement or (c) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers, jointly and severally, shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities.

          8. Indemnification. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, its respective affiliates, its respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as an "Initial Purchaser"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which such Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of suchdocuments in reliance upon and in conformity with any Initial Purchaser's Information; provided, further, however, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to the Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Final Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Final Offering Memorandum, unless, in either case, such failure to deliver the Final Offering Memorandum was a result of non-compliance by the Issuers with Section 4(b).

          (b) The Initial Purchaser shall indemnify and hold harmless each of the Issuers, their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the "Issuers"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchaser's Information, and shall reimburse the Issuers promptly upon demand for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing such claim or the commencement of such action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that the indemnifying party was otherwise unaware of such claim or the commencement of such action and it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indmnifying party,
(2) the indemnified party
has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.

          No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the fees, disbursements and other charges of counsel as contemplated by the third sentence of this paragraph (c), the indemnifying party agrees that it shall be liable for any settlement of any action without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request for reimbursement and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that such indemnifying party shall not be liable for any settlement effected without its consent pursuant to this sentence if such indemnifying party is contesting such request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Issuers and the Initial Purchaser in this
Section 8 and in Section 9 are in addition to any other liability that the Issuers or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          9. Contribution. If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give notice as required in Section 8(c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to any Issuer or information supplied by any Issuer on the one hand or to any Initial Purchaser's Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, and any other equitable considerations appropriate in the circumstances.

          The Issuers and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the price at which the aggregate amount of the Securities sold by the Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser and each of the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchaser and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          11. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers, jointly and severally, agree with the Initial Purchaser to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Issuers' counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky memoranda; (g) any fees charged by rating agencies for rating the Securities;
(h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that fees and expenses set forth in clauses (a) through (d) and (j) above shall be subject, to the extent set forth therein, to the terms of the letter agreement by and among The Chase Manhattan Bank, the Initial Purchaser and the Company dated June 4, 1997, relating to fees and expenses of the Company; provided, further, however, that except as expressly provided in this Section 11, the Initial Purchaser shall pay its own costs and expenses (including, without limitation, fees and expenses of counsel for the Initial Purchaser).

          12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers and the Initial Purchaser contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchaser, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Dan Tredwell (telecopier no.: (212) 270-
     0994); or

          (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Jerry Zucker (telecopier no.: (803) 747-4092);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          14. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          15. Initial Purchaser's Information. The parties hereto acknowledge and agree that for all purposes of this Agreement (including, but not limited to, Section 1(a), Section 8 and Section 9) the Initial Purchaser's Information consists solely of the following information in the Preliminary Offering Memorandum and the Final Offering Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchaser;
(ii) the first paragraph on page "i" concerning stabilization activities by the Initial Purchaser; and (iii) the statements concerning the Initial Purchaser contained in the third paragraph, the third and fourth sentences in the fourth paragraph, the seventh and eighth paragraphs and the first sentence of the ninth paragraph under the heading "Plan of Distribution."

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAW.

          17. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                           [Signature Pages Follow]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between each of the Issuers and the Initial Purchaser in accordance with its terms.

                                        Very truly yours,

                                        POLYMER GROUP, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        PGI POLYMER, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        PNA CORP.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FNA POLYMER CORP.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FABRENE GROUP, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FABRENE CORP.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FABRENE GROUP, L.L.C.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FIBERTECH GROUP, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        TECHNETICS GROUP, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        FIBERGOL CORPORATION

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        CHICOPEE HOLDINGS, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

                                        CHICOPEE, INC.

                                        By:  /s/ Jerry Zucker
                                             -------------------------------
                                             Name:  Jerry Zucker
                                             Title: Chairman, President and CEO

Accepted:

CHASE SECURITIES INC.

By  /s/ Mark N. Lightcap
    ---------------------------
    Authorized Signatory

Address for notices pursuant to Section 8(c):

1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

                                                                      SCHEDULE I
                                                                      ----------
                                 Subsidiaries
                                 ------------

Bonlam, S.A. de C.V.
Chicopee Holdings, B.V.
Chicopee Holdings, Inc.
Chicopee, Inc.
Chicopee, B.V.
Fabrene Corp.
Fabrene Group, Inc.
Fabrene, Inc.
Fabrene Group, L.L.C.
FiberGol Corporation
FiberTech Group, Inc.
FNA Polymer Corp.
PGI Polymer, Inc.
PNA Corp.
Technetics Group, Inc.

                                                                         ANNEX A

                    [Form of Registration Rights Agreement]

                                                                         ANNEX B
                                                                         -------

                 [Form of Opinion of Counsel for the Company]

          Kirkland & Ellis shall have furnished to the Initial Purchaser their written opinion, as counsel for the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

          (i) The Company and each of the Subsidiaries incorporated or organized under the laws of the State of Delaware have been duly incorporated or organized, as the case may be, and are validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware, are duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect).

          (ii) As of March 29, 1997, the Company had the authorized capitalization as set forth in the Final Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. To our knowledge, there are no material (A) options, warrants or other obligations of the Company to issue or (B) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding.

          (iii) All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (other than any lien securing the Amended Credit Facility).

          (iv) Each of the Company and each Guarantor has the requisite power (corporate or otherwise) to enter into and perform its obligations under the Transaction Documents to which it is a party, including without limitation the corporate power to issue, sell and deliver the Notes and the Guarantees, respectively, as contemplated by the Purchase Agreement.

          (v) The Company's Board of Directors or a duly authorized committee thereof has adopted by requisite vote the resolutions necessary to authorize the Company's execution, delivery and performance of each of the Transaction Documents to which it is a party and has approved by requisite vote the terms thereof. Each Guarantor's Board of Directors has adopted by requisite vote the resolutions necessary to authorize such Guarantor's execution, delivery and performance of each of the Transaction Documents to which it is a party.

          (vi) Each of the Company and each Guarantor has duly executed and delivered the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Amended Credit Facility.

          (vii) Each of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Amended Credit Facility is a valid and binding obligation of each of the Company, each Guarantor and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is enforceable against each of the Company and each Guarantor in accordance with its terms.

          (viii) The Notes have been duly executed and delivered by the Company and, when paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement and, (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (ix) The Guarantees have been duly executed and delivered by each of the Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, will be the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

          (x) When the Exchange Notes have been duly executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), the Exchange Notes will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (xi) Each Transaction Document conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

          (xii) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, with notice or lapse of time or both, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Issuers is a party or by which any of the Issuers is bound or to which any of the property or assets of any of the Issuers is subject or (B) result in any violation of the provisions of the charter or by-laws of any of the Issuers or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any of the Issuers or any of their properties or assets; and, to the knowledge of such counsel, no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Transaction, except for such consents, approvals, authorizations, filings, registrations or qualifications (1) which have been obtained or made prior to the Closing Date and (2) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

          (xiii) To the knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xiv) Neither the Company nor any of the Subsidiaries is (A) in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          (xv) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

          (xvi) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board.

          (xvii) Assuming the accuracy of the representations, warranties and agreements of the Issuers and of the Initial Purchasers contained in the Purchase Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (xviii) As of the date of such opinion, none of the Securities are of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          Such counsel shall also state that they have participated in conferences with representatives of the Issuers, representatives of the independent public accountants of the Company and the Subsidiaries, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendment or supplement thereto (except as expressly provided in (xi) above), nothing has come to the attention of such counsel to cause such coun-sel to believe that the Preliminary Offering Memorandum or the Final Offering Memorandum or any amendment or supplement thereto (other than the financial statements and other financial and accounting information contained therein, as to which such counsel need express no belief) as of its date of issuance and, in the case of the Final Offering Memorandum and any amendment or supplement thereto, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuers and public officials which are furnished to the Initial Purchaser and counsel for the Initial Purchaser.